MRU HOLDINGS INCORPORATED

Investor Presentation

January 2008

Disclaimer and Disclosure Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about MRU Holdings, Inc. ("MRU" or the "Company") and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.

MRU HOLDINGS INCORPORATED

Company Overview

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013[1]
- MRU is the fastest growing company in private student loan sector
  - Currently same size as First Marblehead in 2002
  - Growing 200%+ per year
  - Massive application flow from MyRichUncle™ direct-to-consumer brand and private label channel—over $3 billion in application volume in 2007
  - Owns one of the largest proprietary databases of students developed from relationships with Embark.com, Princeton Review and STA Travel in past 9 months
- Superior proprietary risk management and underwriting capabilities—focuses MRU as Super-Prime Player. Unwavering attention to post-graduation income analytics and core repayment capacity throughout credit bubble results in among the strongest performing portfolios of private student loans in the industry
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth

(1) Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

MRU HOLDINGS INCORPORATED

EDUCATION MARKET

2006 Overall Education Funding Sources

($ in billions)


$231.2
$96.3 Billion
Funding Gap
$79.0
Personal/Family Funding
$17.3
Private Loans
$68.6
Federal Loans
$60.3
Grants
Education Tax Benefits
$6.0
Education Funding Sources

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006, Trends in College Pricing.

MRU HOLDINGS INCORPORATED

Projected Private Student Loan Volume and Growth

($ in billions)

- Demand is expected to increase further as more of the funding gap moves away from home equity and savings to private student loans.
- Private loan market only $6.2 billion in size in 2002, $17.3 billion in 2006, and is expected to grow to over $80 billion in 2013.


$100
80
60
40
20
0
25% CAGR
$17.3
$80.0
2005–06
2006–07
2007–08
2008–09
2009–10
2010–11
2011–12
2012–13

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

MRU HOLDINGS INCORPORATED

MRU Lends to Highest Socio-Economic Demographic within US Adult Population

% of US Adult Population by Education Levels



Graduate
10.0%
Bachelor's
18.0%
Associate's
9.0%
Some College
17.0%
High School
32.0%
< High School
14.0%

- MRU underwriting is focused on the top 28% of US population
- MRU targets 3000 out of total 6,500 schools, with 9 million students out of 15 million total student population
- College graduates are superior credit risk due to lower unemployment rates and higher income prospects
- MRU positively selects towards highest-end borrowers within total student population
- Among the most conservative underwriting criteria in student loan business with core focus on future repayment capacity

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk: Average Income of College Graduates Significantly Higher


Average Annual Income by Education Level Achieved
($ in thousands)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$36.3
$42.4
$47.2
$60.0
$75.0
H.S. Graduate
Some College
Associate's Degree
Bachelor's Degree
Graduate Degree

- Higher education drives significantly higher income on average
- MRU's borrower population is concentrated at the highest quality schools which drive high economic returns to students

Source: Department of Education, Bureau of Labor Statistics

Student Loans a Better Credit Risk: Incomes of College Graduates Rising While Others Stagnate

% change in Annual Income in 2005 constant dollars
(comparing 1995 to 2005)


8%
6%
4%
2%
0%
-2%
-4%
-6%
H.S. Graduate
Some College
Associate's Degree
Bachelor Degree
Graduate Degree

- College graduates have experienced 5%+ average annual income growth factoring in inflation
- Other demographic segments of population are experiencing negative or stagnant real income growth
- Globalization continues to drive greater demand for skilled labor

Source: Department of Education, Bureau of Labor Statistics

MRU HOLDINGS INCORPORATED

Student Loans a Better Credit Risk—Low Unemployment Variability


8.0%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
General Population
College Graduates
92
93
94
95
96
97
98
99
00
01
02
03
04
05

- College graduates fare better in good and bad economic cycles
- 3.5% variance in unemployment rates from high to low in general population
- 1.5% variance in unemployment rates from high to low for college graduates
- Superior performance in meeting payment obligations

Source: Bureau of Labor Statistics

MRU HOLDINGS INCORPORATED

THE COMPANY

Senior Management Team

Executive	Position	Years of Experience	Prior Experience
• Ed McGuinn	Chairman and CEO	34	CEO of Automated Trading Systems, MD and Member of Fixed Income Committee at Lehman Brothers, Ernst & Young
• Raza Khan	President and Co-Founder	9	Founder of Silk Road Interactive
• Vishal Garg	CFO and Co-Founder	9	Founder and Managing Partner of 1/0 Capital and Schwendiman Technology Partners, Morgan Stanley, VZB Partners
• Jonathan Coblentz	Treasurer and Head of Capital Markets	15	Structured Finance groups of Fortress Investment Group, Goldman Sachs and Credit Suisse
• John Derham	Chief Marketing Officer	15	Advanta, Royal Bank of Scotland, Chase

MRU HOLDINGS INCORPORATED

Corporate and Capital Market Milestones

December 2007	Renewed credit facility with Merrill Lynch
November 2007	Raised $23.5 MM through common equity PIPE
October 2007	Upsized and expanded DZ Bank credit facility Financed residual by issuing $11.2 MM Senior Secured Notes
September 2007	Launched Embark.com – leading online admissions portal
June 2007	First securitization of prime private loans
February 2007	Acquired Embark from The Princeton Review
March/April 2007	Partnered with The Princeton Review and STA Travel
October 2006	Listed on NASDAQ under symbol UNCL
May 2006	Began student advocacy marketing position
May/June 2006	Launched PrePrime and Federal student loan products
May 2005	Launched MyRichUncle private loan platform
July 2004	Merged into NASDAQ listed company (MHOI)
1999 to 2004	Developed credit and origination model with data back to 1967

MRU HOLDINGS INCORPORATED

Fastest Growing Company in Private Student Loan Sector

($ in millions)

MRU Loans Originated and Company Expectations


$700
600
500
400
300
200
100
0
$38.9
$154.4
$365.0
$235.0
$130.0
$630.0
+ 200% Annually
FY 2006
FY 2007
Current Year
FY 2009E

Source: SEC filings, various press releases, MRU Holdings.

- Over $320 million in student loans originated since inception
- On track for 100%+ origination growth in FY 2008
- Loan origination guidance: FY 2008: $365 million
  FY 2009: $630 million
- Does not include full monetization of incoming applications from high quality borrowers at non-approved schools

MRU HOLDINGS INCORPORATED

OUR PRODUCTS

MRU Loan Products

- Prime Private Loans
  - Students with strong co-borrowers or strong credit history
  - Strong future income prospects and repayment capacity
  - 80% are MyRichUncle / 20% are from affinity partners
- Preprime™ Private Loans
  - Students with limited credit history attending top 10% of US colleges
  - High academic achievement
  - Extremely strong future income and repayment capacity
  - MRU manages portfolio on behalf of outside equity capital in $200 million warehouse facility
    - MRU receives 35% of total executed gain upon capital markets transaction
- Federal Loans
  - Marketed purely direct-to-consumer
  - One-stop financing solution for college, with low rates
  - Over 100 bps cheaper than other lenders
  - Generate customer loyalty and demand for add-on products

MRU HOLDINGS INCORPORATED

Proprietary Analytics + Tight FICO and Credit Standards


Traditional FICO-Based Credit Analytics Used by Other Lenders
MRU Proprietary Analytics
Extensive Verification of Income, Identity and Enrollment

Leads to Superior Loan Performance Over Time

- Weighted Average FICO: 716
- Average Loan Size: $15,100
- Average Monthly Payment post graduation: $141
- % Co-borrower: 67%
- % Graduate Students: 35%
- Weighted Average Cohort Default Rate: 2.15%
- % of Borrowers attending schools with <4% Cohort Default Rate: 90%
- MRU does not originate “No Documentation” loans
  - Among strongest verification and fraud processes in the industry
  - Only major lender performing granular Debt-to-Income analysis through patent-pending proprietary screens
  - No “deals with schools” means no fraud or “doc-lite” loans through financial aid offices

MRU HOLDINGS INCORPORATED

MRU's Portfolio of Borrowers Performs Significantly Better in Good and Bad Economic Cycles


2 Year DOE Gross Default Rate
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
16.59%
12.50%
5.13%
9.20%
4.67%
2.24%
1991
2004
Non-MRU Schools Average - Funded by Major Lenders but not MRU Eligible
All DOE Eligible Schools Average
MRU Portfolio Weighted Average

- MRU's borrower population significantly outperforms both the general population and the population of students at non eligible MRU schools
- Incumbent lenders have concentrated their originations at lower quality schools
- MRU's higher quality portfolio of borrowers outperform by 2%+ in 2004, and 7% + in 1991

MRU HOLDINGS INCORPORATED

Prime Private Loan Managed Portfolio Credit Performance Strong and Stable


% of Loans in Repayment
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
% Delinquent
% in Forbearance

- MRU's delinquency levels for loans in repayment (5%) status are less than half that of FMD (11-13%)
- MRU's forbearance rate for loans in repayment (3%) is 70% less than DBRS private loan industry average of 11.25%.

MRU HOLDINGS INCORPORATED

SOURCES OF GROWTH

Growth in Originations Will Fuel Future Profitability

- MRU to continue to gain market share and leverage powerful direct-to-consumer model
  - Reach consumers with competitively priced suite of loan products
  - 75% of customers have repeat borrowing needs
- Strategic partnerships enable MRU to access largest student databases through brands with strong trust among student population and leverage
- MRU is conflict-free direct to consumer lender gaining credibility with students and parents – key beneficiary of recent scandals that exposed links between incumbent lenders and financial aid offices
- Legislative changes to open formerly closed channels by limiting power of financial aid offices to actively market and receive kickbacks for relationships with lenders.

MRU HOLDINGS INCORPORATED

New Strategic Partnerships: Positive Selection in Marketing Channels

EMBARK beta

- Acquired from The Princeton Review
- Invented the online application for college
  - Allows for students to apply to multiple colleges through one application
  - Allows students to use information already on Embark.com to easily populate other forms (financial aid, scholarships)
- Provides full range of financing education and options at the time of admission via Embark.com

The Princeton Review

- Leading provider of test prep and educational services
  - Over 50% reach—More than two million applicants assisted by The Princeton Review each year
- Exclusive multi-year education financing partnership
- Exclusive right to market The Princeton Review's extensive database
- MyRichUncle innovative test prep loan

STA TRAVEL THE STUDENT EXPERIENCE

- World's largest student and youth travel company
  - More than 300 branches in 90 countries, including 70 in the US
  - Servicing 2.5 million students each year
- Aligns MRU with the 18 to 30 year-old market
- Distribution at retail for MRU products
- MyRichUncle innovative travel financing products

Loan Origination Volume Growth Continues

($ in millions)


Originations by Consecutive Quarter
Actual: $130M
Estimate: $100M
($M)
140
120
100
80
60
40
20
0
$7.7
$47.4
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Prime Private Loans
Preprime Private Loans
Federal Loans

Source: SEC filings, various press releases.

- Seasonal business with Q1 the busiest quarter
- Q1 08 to be largest volume quarter yet.
- Estimated $100 million. **Actual $130 million**
- Q1 08 will set baseline for next three months of origination levels

FINANCING STRATEGY

MRU's Strategy to Finance Portfolio Growth

- File public securitization shelf and prepare second securitization of prime private student loans
- Syndicate current warehouse line and solicit new facilities
- Raise subordinate capital to finance increased funding haircut and residual
- Evaluate whole loan sales to commercial banks
- Acquire depository institution to diversify sources of funding

BUSINESS MODEL

MRU's Business Model

- Primary revenue drivers
  - Origination fees earned on loans funded
  - Interest income
  - Premiums or NPV of residuals from securitization
  - Referral marketing fees
- Primary expenses
  - Marketing incurred to generate customer demand
  - Corporate expense
  - Costs to originate and process loans
  - Fees and expenses of capital markets transactions
  - Technology costs for new product development

MRU's Model Validated by Securitization Market

- First securitization of $200 million of prime private loans in June 2007
  - 83% of bonds rated AAA
- Standalone credit enhancement structure
  - No wrap; no external guarantee
- Sold loans to the trust at a premium
  - Raised pre-funding account to finance loans originated in July-September
- Excellent execution during market beset by subprime worries
  - Transaction fully distributed
  - AAA through BB tranches placed
- In future transactions, we anticipate that changes to loan pricing and tenor will offset increased cost of funds

($ in millions)

Ratings and Use of Bond Proceeds Issued by MRU Securitization Trust


$200.0
$27.0
Reserve Account
$35.2
Forward Purchase of MRU Prime Loans/ Pre-funding of Additional Loans
$137.8
Initial Purchase of MRU Prime Loans/ Principal Balance
Use of Proceeds

Economies of Scale Benefits Future Securitization Revenue


Increase in Equity
1.96%
GAAP Gain on Sale
11.0%
Interest Spread 1.0%
Origination Fees
3.5%
NPV of Future
Interest Spread
8.5%
GAAP Economics as % of Loans Sold to Securitization Trust
Business Economics on First Securitization

Long-Term Economic Model (as % of Private Loans Originated)

- 13% of loans originated recognized as revenue in first securitization in June 2007
- Securitization revenue expected to increase to 15% from 13% due to more efficient risk-based pricing on assets and improvements in servicing fees

MRU HOLDINGS INCORPORATED

Economies of Scale in Costs Increase As Volume Grows

- Costs expected to decrease to 10.5% from 20% over the next 18 months

Costs as % of Private Loans Originated


20.0%
2.0%
5.0%
2.0%
11.0%
10.5%
1.5%
2.0%
2.0%
5.0%
Start-up Cost Structure (FY 2007)
Future Expected Cost Structure (FY 2009)
Long Term Customer Acquisition Cost
Origination & Customer Service Cost
Corporate Overhead
Future Product Development

MRU HOLDINGS INCORPORATED

Large Untapped Opportunity in Current Loan Applicant Base

- MRU attracts a large amount of applicants that currently don't fit its underwriting criteria which would be eligible for other financing products or student loans from other competitors
- The value of the application flow and product cross-sell to this borrower base would dramatically change the operational leverage in the business and drive significant cash flow
- The company hopes to generate significant value from these customers in the coming years by both increasing its pool of funded applicants through leverage provided by its superior credit analytics as well as new product development aimed at fully monetizing the user base.

THE OPPORTUNITY

Investment Thesis

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013
- Dramatic upheaval in structure of the industry in the past year – school financial aid office channel proven to be corrupt and inefficient as multiple scandals involving incumbent lenders and kickbacks to financial aid officers uncovered
- Superior proprietary risk management and underwriting capabilities with results starting to show
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth
- MRU platform designed to meet needs of consumers and to acquire market share from incumbent players

MRU HOLDINGS INCORPORATED